Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company, a California corporation (the “Corporation”) hereby constitutes and appoints CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of recovery bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

The actions described above shall be effective on February 13, 2024.

/s/ Rajat Bahri Rajat Bahri	/s/ Cheryl F. Campbell Cheryl F. Campbell

/s/ Edward G. Cannizzaro Edward G. Cannizzaro	/s/ Kerry W. Cooper Kerry W. Cooper

/s/ Jessica L. Denecour Jessica L. Denecour	/s/ Mark E. Ferguson, III Mark E. Ferguson, III

/s/ Robert C. Flexon Robert C. Flexon	/s/ W. Craig Fugate W. Craig Fugate

/s/ Arno L. Harris Arno L. Harris	/s/ Carlos M. Hernandez Carlos M. Hernandez

/s/ Michael R. Niggli Michael R. Niggli	/s/ Patricia K. Poppe Patricia K. Poppe

/s/ William L. Smith William L. Smith	/s/ Benjamin F. Wilson Benjamin F. Wilson

/s/ Sumeet Singh Sumeet Singh

POWER OF ATTORNEY

Sumeet Singh, the undersigned, Executive Vice President, Operations and Chief Operating Officer of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in -fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President, Operations and Chief Operating Officer (principal executive officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of recovery bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Sumeet Singh
Sumeet Singh
February 13, 2024

POWER OF ATTORNEY

Marlene M. Santos, the undersigned, Executive Vice President and Chief Customer & Enterprise Solutions Officer of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints CHRJSTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Executive Vice President and Chief Customer & Enterprise Solutions Officer (principal executive officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of recovery bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Marlene M. Santos
Marlene M. Santos
February 13, 2024

POWER OF ATTORNEY

Jason M. Glickman, the undersigned, Executive Vice President, Engineering, Planning, and Strategy of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in -fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President, Engineering, Planning, and Strategy (principal executive officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of recovery bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Jason M. Glickman
Jason M. Glickman
February 13, 2024

POWER OF ATTORNEY

Stephanie N. Williams, the undersigned, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as her attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Vice President, Chief Financial Officer (principal financial officer) and Controller (principal accounting officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of recovery bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Stephanie N. Williams
Stephanie N. Williams
February 13, 2024